NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREUNDER AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.


                             ACCESSPOINT CORPORATION

                     CALLABLE COMMON STOCK PURCHASE WARRANT

Warrant No.  ASAP-R1000                             Issue Date: October 16, 2000

         THIS CERTIFIES THAT, FOR VALUE RECEIVED, RoyCap Inc., a Canadian corporation, or its registered assigns ("HOLDER") is entitled to purchase, on the terms and conditions hereinafter set forth, at any time or from time to time from the date set forth in Section 3(c)(i) hereof until 2:00 p.m., Pacific Standard Time, on the Second (2nd) anniversary of the original issue date set forth above, or if such date is not a day on which the Company is open for business, then the next succeeding day on which the Company is open for business ("Expiration Date"), but not thereafter, to purchase up to 1,200,000 shares of the Common Stock, par value $.001 ("Common Stock"), of Accesspoint Corporation, a Nevada corporation ("Company"), in multiples of ten (10) shares of Common Stock, at a price per share equal to USD$7.50, subject to adjustment in accordance with Section 3(b) hereof after the Redemption Call Notice Delivery Date and to equitable adjustment for stock splits, reverse splits, combinations and other similar events in accordance with Section 8 hereof ("Exercise Price"). Each share of Common Stock as to which this Warrant is exercisable is a "Warrant Share" and all such shares are collectively referred to as the "Warrant Shares." This Warrant is callable for redemption by the Company in accordance with the terms hereof, and in such event this Warrant shall remain exercisable by the holder up to the Redemption Call Expiration Time (as defined herein). Unless otherwise specified, capitalized terms used herein are defined in EXHIBIT A attached hereto.

1. ENTRY OF WARRANT ON RECORDS. The Company shall enter this Warrant upon the records to be maintained by the Company for that purpose ("Warrant Ledger") in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

2.       REGISTRATION OF TRANSFERS AND EXCHANGES.

(a) This Warrant may only be transferred pursuant to an effective registration statement under the Securities Act, to the Company or pursuant to an available exemption from or in a transaction not subject to the registration requirements of the Securities Act. In connection with any transfer of this Warrant other than pursuant to an effective registration statement or to the Company, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such Warrant under the Securities Act. Holder agrees to the imprinting, so long as is required by this Section 2(a), of a legend substantially similar to that first above written on any New Warrant (as defined below). Any such transferee shall agree in writing to be bound by the terms of this Warrant and shall have the rights of Holder under this Warrant. The Company shall register the transfer of any portion of this Warrant in the Warrant Ledger, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Transfer Agent or to the Company at its address for notice set forth in Section 11. Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a "New Warrant"), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of a holder of a Warrant.

(b) This Warrant is exchangeable, upon the surrender hereof by the Holder to the Company at its address for notice set forth in Section 11 for one or more New Warrants, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder. Any such New Warrant will be dated the date of such exchange.

3.       DURATION, EXERCISE AND REDEMPTION OF WARRANTS.

(a)      COMPANY REDEMPTION CALL OPTION.

(i) Subject to the terms and conditions set forth herein, prior to 2:00 p.m. (Pacific Standard Time) on any Trading Day (as defined in EXHIBIT A) during the period between the Effective Date (as defined in EXHIBIT A), and the Expiration Date, the Company may deliver written notices to the Holder on any Trading Day ("Redemption Call Notice") of the Company's election to call, for a price of USD$.0001 per Warrant Share, a portion of this Warrant as further described herein, in multiples of ten (10) shares of Common Stock; provided that such price shall be adjusted to reflect any adjustment in the number of Warrant Shares issuable hereunder, so that the maximum aggregate redemption price shall continue to be USD$120.00. Each Trading Day a Redemption Call Notice is delivered shall be considered a "Delivery Date."

(ii) Notwithstanding anything to the contrary set forth in this Warrant: (A) a Redemption Call Notice may not apply to a number of Warrant Shares in excess of 15% of the average trading volume of the Common Stock for the ten (10) Trading Days immediately following the Delivery Date, rounded up to the next nearest multiple of ten (10) ("Volume Averaging Period") PROVIDED THAT, during the Volume Averaging Period, should the volume weighted Per Share Market

Value of the Common Stock be lower than a dollar amount designated in the Redemption Call Notice (which shall have been determined by the Board of Directors of the Company) ("Threshold Price") on any Trading Day, then that Trading Day shall not be included in the Volume Averaging Period and the number of Warrant Shares included in the Redemption Call Notice shall be reduced by one-tenth (1/10) of the original amount for such Redemption Call Notice; AND PROVIDED FURTHER THAT at no time shall the Company set the Threshold Price below USD$2.50, unless agreed to by the Company and the Holder; (B) no Redemption Call Notice may be delivered until the expiration of the Redemption Call Expiration Time (as defined below) for the immediately preceding Redemption Call Notice, and (C) no Redemption Call Notice may be delivered unless the conditions set forth in Section 3(a)(iv) have been either satisfied by the Company or waived by the Holder.

(iii) The portion of this Warrant subject to a Redemption Call Notice will be canceled and redeemed and of no further effect and the Warrant Shares pertaining thereto no longer issueable from and after 2:00 p.m. (Pacific Standard Time) on the second (2nd) Trading Day following Delivery Date ("Redemption Call
Expiration Time"), unless between the Delivery Date and the Redemption Call Expiration Time the Holder notifies the Company in writing that it will exercise this Warrant to acquire the number of Warrant Shares subject to such Redemption Call Notice at the Exercise Price per share set forth in Section 3(b). Such exercise shall be in accordance with Section 3(c).

(iv) The right of the Company to deliver a Redemption Call Notice shall be subject to the satisfaction by the Company or waiver by the Holder, at or before the applicable Call Expiration Time, of each of the following conditions (and, if after delivery thereof and on the applicable Exercise Date and on the applicable Settlement Date, any of the following conditions shall cease to be met, such Redemption Call Notice, at the option of the Holder, shall be null and void AB INITIO):

(A) The Company shall have performed, satisfied and complied in all material respects with all covenants (including timely delivery of Warrant Shares in accordance with Section (c)(iii)), agreements and conditions of the Transaction Documents (as defined in the Purchase Agreement) to be performed, satisfied or complied with by the Company at or prior to the applicable Delivery Date and Redemption Call Expiration Time. The Company may apply and off set the redemption price against its fees and costs incurred in redemption and shall not be obligated to deliver cash or cash equivalent redemption payment to Holder;

(B) The Underlying Shares Registration Statement shall be effective on the Delivery Date and the Settlement Date, not subject to any stop order or suspension;

(C) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction and in force on the Delivery Date or the Settlement Date which prohibits the consummation of any of the transactions contemplated by the Transaction Documents;

(D) Since the Closing Date (as defined in the Purchase Agreement), no event or series of events which reasonably would be expected to have or result in a Material Adverse Effect (as defined in the Purchase Agreement) and no Change of Control Transaction shall have occurred;

(E) Since the Closing Date, trading in the Common Stock shall not have been suspended by the Securities and Exchange Commission for a period in excess of five (5) consecutive Trading Days or ten (10) Trading Days in the aggregate (which need not be consecutive Trading Days) during any thirty (30) day period, except for any suspensions of trading of not more than one (1) Trading Day solely to permit dissemination of material information regarding the Company;

(F) On the Delivery Date and on the Settlement Date, the Common Stock shall be trading on the American Stock Exchange, or on the Nasdaq National Market the Nasdaq Small Cap Market or the New York Stock Exchange or American Stock Exchange or otherwise eligible for quotation on the Over-the Counter Bulletin Board (each, a "Subsequent Market");

(b) EXERCISE PRICE FOLLOWING REDEMPTION CALL NOTICE. The Exercise Price applicable to an exercise following a Redemption Call Notice under Section 3(a) shall equal the lower of (i) USD$7.50 (subject to equitable adjustment for stock splits, reverse splits, combinations and other similar events in accordance with
Section 8 hereof) or (ii) 90% of the volume weighted average Per Share Market Value of the Common Stock ("Average Per Share Market Value") as reported on Bloomberg using the AQR function between the hours of 9:30 a.m. to 4:00 p.m., Eastern Standard Time, for the ten (10) consecutive Trading Days immediately subsequent to the Delivery Date ("Price Averaging Period"); PROVIDED THAT, any Trading Day excluded from the Volume Averaging Period shall also be excluded from the Price Averaging Period for purposes of calculating the Average Per Share Market Value.

(c)      EXERCISE BY HOLDER.

(i) At any time on and after the Effective Date (and in the case of an election to purchase which is not in response to a Redemption Call Notice, if earlier, the 90th day after the date of this Warrant), and prior to 2:00 p.m. (Pacific Standard Time) on the Expiration Date, the Holder shall be entitled to purchase all or a portion of the Warrant Shares, in multiples of ten (10) shares of Common Stock, which have not been previously issued and with respect to which this Warrant has not been previously redeemed or canceled in accordance with the terms hereof.

(ii) The Holder may purchase Warrant Shares hereunder by delivering to the Company, at its address for notice set forth in Section 11, a completed Form of Election to Purchase in the form attached hereto. At the earliest reasonable opportunity after the expiration of Volume Averaging Period and the Price Averaging Period, when the Exercise Price and number of Warrant Shares may be determined, Holder shall deliver to the Company payment equal to the Exercise Price multiplied by the number of Warrant Shares indicated therein ("Settlement Date"). An "Exercise Date" means the date of the delivery (which may be made via facsimile) of the Form of Election to Purchase and applicable Exercise Price.

(iii) No later than the fifth (5th) Trading Day following any Settlement Date and the confirmation of good and immediately available funds in the account of the Company, the Company shall promptly transmit appropriate instructions to its stock transfer agent and thereby issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate for the Warrant Shares issuable upon such exercise, free of restrictive legends except as required by the Purchase Agreement or applicable law.

(A) If the Company fails to deliver to the Holder the certificate or certificates pursuant to this Section within the time specified above, the Holder shall be entitled by written notice to the Company at any time on or before its receipt of such certificate or certificates thereafter, to rescind such exercise.

(B) In addition to the rights set forth in (A) above, if the Company fails to instruct its stock transfer agent to deliver to the Holder such certificate or certificates pursuant to this Section within the time specified above, and if after such time the Holder purchases (in an open market transaction or otherwise) Common Stock to deliver in satisfaction of a sale by such Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a "Buy-In"), then the Company shall (1) pay in cash to the Holder the amount by which (x) the Holder's total good-faith and reasonable arms-length purchase price (including brokerage commissions, if any) for the Common Stock so purchased exceeds (y) the product of (i) the aggregate number of Warrant Shares that such Holder anticipated receiving from the exercise at issue multiplied by (ii) the volume weighted average Per Share Market Value on the Settlement Date and (2) at the option of the Holder, either rescind the exercise at issue or deliver to the Holder the number of Warrant Shares that would have been issued had the Company timely complied with its delivery requirements under this Section. For example, if the Holder purchases Common Stock having a total purchase price of USD$11,000 to cover a Buy-In with respect to an attempted exercise with respect to which the volume weighted average Per Share Market Value on the Settlement Date was a total of USD$10,000, the Company shall be required to pay the Holder USD$1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In.

(d) EXERCISE PRICE NOT IN RESPONSE TO REDEMPTION CALL NOTICE. The Exercise Price applicable to an exercise pursuant to Section 3(c) that is not in response to a Redemption Call Notice shall equal USD$7.50 (subject to equitable adjustment for stock splits, reverse splits, combinations and other similar events in accordance with Section 8 hereof).

4. PAYMENT OF TAXES. The Company will pay all documentary stamp taxes attributable to the issuance of Warrant Shares upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

5. NO VOTING RIGHTS. Except as expressly set forth herein, this Warrant Certificate shall not entitle the Registered Holder to any of the rights of a stockholder of the Company, including, without limitation, the right to vote, to receive dividends and other distributions, or to attend or receive any notice of meetings of stockholders or any other proceedings of the Company.

6. REPLACEMENT OF WARRANT. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and indemnity, if requested, satisfactory to it. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable charges as the Company may prescribe.

7. RESERVATION OF WARRANT SHARES. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 8). The Company covenants that all Warrant Shares that shall be so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.

8.       CERTAIN ADJUSTMENTS.

(a) In case of any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, then the Holder shall have the right thereafter to exercise this Warrant only into the shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such reclassification or share exchange, and the Holder shall be entitled upon such exercise to receive such amount of securities or property equal to the amount of Warrant Shares such Holder would have been entitled to had such Holder exercised this Warrant immediately prior to such reclassification or share exchange.

(b) In case of the closing of any (i) merger or consolidation of the Company with or into another Person, or (ii) sale by the Company of more than one-half (1/2) of the assets of the Company (on a book value basis) in one or a series of related transactions, or (iii) tender or other offer or exchange (whether by the Company or another Person) pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, stock, cash or property of the Company or another Person; then the Holder shall have the right thereafter to (A) exercise this Warrant for the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such merger, consolidation or sale, and the Holder shall be entitled upon exercise of this Warrant to receive such amount of securities, cash and property as the Common Stock for which this Warrant could have been exercised immediately prior to such merger, consolidation or sales would have been entitled, or (B) in the event of an exchange or tender offer or other transaction contemplated by clause
(iii) of this Section, tender or exchange this Warrant for such securities, stock, cash and other property receivable upon or deemed to be held by holders of Common Stock that have tendered or exchanged their shares of Common Stock following such tender or exchange, and the Holder shall be entitled upon exercise of this Warrant to receive such amount of securities, cash and property as the shares of Common Stock for which this Warrant could have been exercised immediately prior to such tender or exchange would have been entitled. The terms of any such merger, sale, consolidation, tender or exchange shall include such terms as continue to give the Holder the right to receive the securities, cash and property set forth in this Section upon any conversion or redemption following such event. This provision shall similarly apply to successive such events.

(c) All calculations under this Section 8 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. All dollar amounts shall be in United States currency.

(d) If (i) the Company shall declare a dividend (or any other distribution) on its Common Stock; or (ii) the Company shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock; or (iii) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or (iv) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or (v) the Company shall authorize the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall cause to be mailed to each Holder at their last addresses as they shall appear upon the Warrant Ledger, at least thirty (30) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up, PROVIDED, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action to be specified in such notice.

9. PAYMENT OF EXERCISE PRICE. The Holder shall pay the Exercise Price for Warrant Shares purchased hereunder by delivery of good and immediately available funds unless otherwise agreed by the Company. Payment shall not be deemed received by the Company unless and until good and immediately available funds have been confirmed in the account of the Company.

10. FRACTIONAL SHARES. The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant Shares which shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant Share would, except for the provisions of this Section, be issuable on the exercise of this Warrant, the Company shall pay an amount in cash equal to the Exercise Price multiplied by such fraction.

11. NOTICES. Any and all notices or other communications or deliveries hereunder shall be in writing and shall be deemed given and effective on the earliest of
(i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 2:00 p.m. (Pacific Standard Time) on a business day, (ii) the business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 2:00 p.m (Pacific Standard Time) on any date and earlier than 11:59 p.m. (Pacific Standard Time) on such date, (iii) the business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) if sent other than by the methods set forth in (i)-(iii) of this section, upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be: (i) if to the Company, to 38 Executive Park, Suite 350, Irvine, California, 92614, U.S.A., Attention: Chief Financial Officer, or to Facsimile No. (949) 852-8527, or (ii) if to the Holder, to the Holder at the address or facsimile number appearing on the Warrant Ledger or such other address or facsimile number as the Holder may provide to the Company in accordance with this Section.

12. WARRANT AGENT. The Company shall serve as warrant agent under this Warrant. Upon thirty (30) days' notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the Warrant Ledger.

13.      MISCELLANEOUS.

(a) This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns.

(b) Subject to Section 13(a), above, nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Holder any legal or equitable right, remedy or cause under this Warrant. This Warrant shall inure to the sole and exclusive benefit of the Company and the Holder.

(c) The corporate laws of the State of California shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of California, without regard to the principles of conflicts of law thereof. The Company and the Holder hereby irrevocably submit to the exclusive jurisdiction of the state and federal courts sitting in the county of Orange, State of California, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or that such suit, action or proceeding is improper. Each of the Company and the Holder hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under this instrument and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

(d) The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

(e) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
                             SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be duly issued as of the date first indicated above.



                                 ACCESSPOINT CORPORATION


                                 By:  /s/ TOM M. DJOKOVICH
                                 ------------------------------------------
                                 Tom M. Djokovich,
                                 Chief Executive Officer

                          FORM OF ELECTION TO PURCHASE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

To Accesspoint Corporation:

                  In accordance with the Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase _____________ shares of common stock, $.001 par value per share, of Accesspoint Corporation (the "Common Stock") and encloses herewith $________ in cash by wire transfer, or by certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the Warrant) for the number of shares of Common Stock to which this Form of Election to Purchase relates, together with any applicable taxes payable by the undersigned pursuant to the Warrant.

                  The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of:

PLEASE INSERT SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER

________________________________________________________________________________

________________________________________________________________________________
                         (Please print name and address)


         Pursuant to the terms of the Warrant the undersigned has delivered the Exercise Price herewith in full in cash or other form of good and immediately available funds reasonably satisfactory to the Company. Exercise of the warrant shall not be deemed effective unless and until good and immediately available funds in the full amount of the Exercise Price have been confirmed in the account of the Company.

         The original Warrant Certificate, document or instrument, and all revoked, canceled or terminated prior original Warrant Certificates, documents or instruments, shall be presented with this Form of Election to Purchase. The issuance of shares hereunder shall not be deemed a waiver by the Company of any failure to present any such certificates, documents or instruments. Holder acknowledges that all prior Warrant Certificates, documents and instruments representing the Warrant exercised hereunder shall be deemed revoked, canceled and terminated. Holder shall not transfer, sell, assign or hypothecate, or purport to transfer, sell, assign or hypothecate, any revoked, canceled or terminated prior original Warrant Certificates, documents or instruments, or any interest therein, pertaining to the Warrant exercised hereunder. Holder hereby holds the Company harmless from and indemnifies and defends the Company from any claims, demands or losses arising by reason of the transfer, sale, assignment or hypothecation, or purported transfer, sale assignment or hypothecation, of any revoked, canceled or terminated prior original warrant documents or instruments, or any interest therein, pertaining to the Warrant exercised hereunder.

         HOLDER HEREBY EXPRESSLY WARRANTS AND REPRESENTS TO THE COMPANY THAT HOLDER IS THE OWNER OF THE WARRANT EXERCISED HEREUNDER FREE AND CLEAR OF ANY CLAIMS, DEMANDS, LIENS OR ENCUMBRANCES AND HAS NOT TRANSFERRED, SOLD, ASSIGNED OR HYPOTHECATED, OR PURPORTED TO HAVE TRANSFERRED, SOLD, ASSIGNED OR HYPOTHECATED, THE WARRANT EXERCISED HEREUNDER, OR ANY INTEREST THEREIN.

         The Company may, in its discretion, withhold a portion of some or all of the exercised shares or other amounts for the payment of taxes or other items. Holder represents that Holder is not subject to any backup withholding requirements. Holder acknowledges that the Warrant Shares issued upon exercise will not be entitled to any dividend declared upon such shares prior to the effective date of exercise of the Warrant.

         Holder hereby constitutes this Form of Election to Purchase as an assignment, deposit tender, and transfer in blank of the Warrant as set forth therein. Holder hereby irrevocably constitutes and appoints the secretary of the Company as Holder's attorney in fact to issue shares upon the exercise of the Warrant and reflect the same on the books and records of the Company, cancel the Warrant Certificate, issue a new Warrant Certificate, if applicable, and perform any necessary act on behalf of Holder, with full power substitution.

         If the number of shares of Common Stock issuable upon this exercise shall not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a New Warrant (as defined in the Warrant) evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:


________________________________________________________________________________
(Please print name and address)

________________________________________________________________________________

________________________________________________________________________________



Dated:  _____, _____                          Name of Holder:


(Print)_________________________________________________________________________

(By:)___________________________________________________________________________
(Name:)
(Title:)
                        (Signature must conform in all respects to name of holder as specified on the face of the Warrant)

                               FORM OF ASSIGNMENT

           [To be completed and signed only upon transfer of Warrant]


                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Warrant to purchase ____________ shares of Common Stock of Accesspoint Corporation to which the within Warrant relates and appoints ________________ attorney to transfer said right on the books of Accesspoint Corporation with full power of substitution in the premises.

Dated:
____________, __________

                              __________________________________________________
                              (Signature must conform in all respects to name of holder as specified on the face of the Warrant)


                              __________________________________________________

                              Address of Transferee

                              __________________________________________________

                              __________________________________________________

In the presence of:

____________________________________________________

                                    EXHIBIT A

(i) "Business Day" means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of New York and the State of California are authorized or required by law or other governmental action to close.

(ii) "Change of Control Transaction" means the occurrence of any of (i) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Company, by contract or otherwise) of in excess of 33% of the voting securities of the Company, (ii) a replacement at one time or over time of more than one-half of the members of the Company's board of directors which is not approved by a majority of those individuals who are members of the board of directors on the date hereof (or by those individuals who are serving as members of the board of directors on any date whose nomination to the board of directors was approved by a majority of the members of the board of directors who are members on the date hereof), (iii) the merger or consolidation of the Company with or into another entity that is not wholly-owned by the Company upon the completion of which the stockholders of the Company immediately before such merger or consolidation own or control less than 2/3 of the voting securities of the surviving entity, (iv) sale of 50% or more of the assets of the Company in one or a series of related transactions, or (v) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth above in (i), (ii), (iii) or (iv).

(iii)    "Commission" means the Securities and Exchange Commission.

(iv)  "Effective  Date"  means  the  date  the  Underlying  Shares  Registration
Statement  is  declared   effective  by  the   Commission  and  notice  of  such
effectiveness is delivered to Holder.

(v) "Per Share Market Value" means on any particular date (a) the aggregate price of Common Stock sold on such date on the Nasdaq Bulletin Board, the Over-the-Counter Bulletin Board, or on such Subsequent Market on which the shares of Common Stock are then listed or quoted divided by the number of shares of Common Stock so sold, or if there is no such price on such date, then the closing price on the Nasdaq Bulletin Board, the Over-the-Counter Bulletin Board, or on such Subsequent Market on the date nearest preceding such date, or (b) if the shares of Common Stock are not then listed or quoted on the Nasdaq Bulletin Board, the Over-the-Counter Bulletin Board, or a Subsequent Market, the closing bid price for a share of Common Stock in any other over-the-counter market, as reported by the as reported on Bloomberg using the AQR function between the hours of 9:30 a.m. to 4:00 p.m., Eastern Standard Time, (or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or (c) if the shares of Common Stock are not then reported on Bloomberg using the AQR function (or similar organization or agency succeeding to its functions of reporting prices), then the average of the "Pink Sheet" quotes for the relevant conversion period, as determined in good faith by the Holder, or (d) if the shares of Common Stock are not then publicly traded, the fair market value of a share of Common Stock as determined by an Appraiser selected in good faith by the Holders of a majority in interest of the Warrants then outstanding.

(vi) "Purchase Agreement" means the Securities Purchase Agreement dated as of the date hereof, to which the Company and the original Holder hereof are parties.

(vii) "Trading Day" means (a) a day on which the shares of Common Stock are traded on the Nasdaq Bulletin Board or on such Subsequent Market on which the shares of Common Stock are then listed or quoted, or (b) if the shares of Common Stock are not listed on the Nasdaq Bulletin Board or a Subsequent Market, a day on which the shares of Common Stock are traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (c) if the shares of Common Stock are not quoted on the OTC Bulletin Board, a day on which the shares of Common Stock are quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); PROVIDED, HOWEVER, that in the event that the shares of Common Stock are not listed or quoted as set forth in (a), (b) and (c) hereof, then Trading Day shall mean a Business Day.

(viii) "Underlying Shares Registration Statement" shall have the meaning set forth in the Purchase Agreement.